UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SEACOR Marine Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

Notice of 2019 Annual Meeting

And

Proxy Statement

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

April 24, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”), which will be held at the offices of Milbank LLP at 450 Park Ave., 26th Floor, New York, NY 10022, on Tuesday, June 11, 2019, at 9:00 a.m. (EDT). All holders of record of the Company’s outstanding Common Stock at the close of business on April 18, 2019, will be entitled to vote at the Annual Meeting.

Directors, officers and other representatives of the Company will be present at the Annual Meeting and they will be pleased to answer any questions you may have.

Whether or not you expect to attend the Annual Meeting and regardless of the number of shares of the Company’s Common Stock you own, you are encouraged to read carefully the enclosed Proxy Statement and the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”). You may vote your shares over the Internet at www.voteproxy.com or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Submitting a vote before the Annual Meeting will not preclude you from voting your shares at the Annual Meeting should you decide to attend.

We hope that you will be able to attend the Annual Meeting and look forward to seeing you there.

For the Board of Directors,

Charles Fabrikant

Non-Executive Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 11, 2019

This Proxy Statement and the 2018 Annual Report are available at https://ir.seacormarine.com/proxy-information

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

NOTICE OF 2019 ANNUAL

MEETING OF STOCKHOLDERS

To be Held on Tuesday, June 11, 2019, at 9:00 a.m. (EDT)

April 24, 2019

To Our Stockholders:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”) will be held on Tuesday, June 11, 2019, at 9:00 a.m. (EDT), at the offices of Milbank LLP at 450 Park Ave., 26th Floor, New York, NY 10022, for the following purposes:

1.	To elect seven (7) directors to serve until the 2020 Annual Meeting of Stockholders;

2.

To approve an amendment to the certificate of incorporation of the Company (the “Certificate of Incorporation”) to reduce the share ownership required for stockholders to act by written consent from (i) not less than 66 2/3% of the voting power of the outstanding shares of Common Stock to (ii) not less than a majority of the voting power of the outstanding shares of Common Stock;

3.

To approve an amendment to the Certificate of Incorporation to reduce the share ownership required for stockholders to approve a merger or certain other extraordinary transactions from (i) not less than 66 2/3% of the voting power of the outstanding shares of Common Stock to (ii) not less than a majority of the voting power of the outstanding shares of Common Stock;

4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock at the close of business on April 18, 2019, will be entitled to notice of and to vote at the Annual Meeting. See the “Solicitation of Proxies, Voting and Revocation” section of the accompanying Proxy Statement for the place where the list of stockholders may be examined. The accompanying Proxy Statement is being first sent to stockholders on or about May 9, 2019.

Your vote is very important! Please vote by telephone, Internet or by completing, signing, dating and returning the enclosed proxy card, whether or not you expect to attend the Annual Meeting, so that your shares of the Company’s Common Stock may be represented at the Annual Meeting if you are unable to attend and vote in person. See “Voting and Quorum” in the accompanying Proxy Statement for additional instructions on voting. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

For the Board of Directors,

Andrew H. Everett II

Senior Vice President

General Counsel and Secretary

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

Notice of 2019 Annual Meeting

And

Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION

Voting and Quorum

A list of the Company’s stockholders as of the close of business on April 18, 2019 (the “Record Date”) will be available for examination by any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for the ten-day period prior to the date of the Annual Meeting, at the offices of the Company, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

Only record holders of our common stock, $0.01 par value per share (“Common Stock”), as of the Record Date will be entitled to vote at the Annual Meeting. Our authorized capital stock currently consists of 60,000,000 shares of Common Stock. At the close of business on the Record Date, there were 21,079,847 shares of Common Stock outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share held on the Record Date on all matters that may properly come before the Annual Meeting.

Stockholders are requested to vote in one of the following ways:

•

by telephone by calling the toll-free number 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and following the instructions (have your proxy card in hand when you call);

•	by Internet by accessing www.voteproxy.com and following the on-screen instructions or scanning the QR code with your smartphone (have your proxy card in hand when you access the website);

•	by completing, dating, signing and promptly returning the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose; or

•	in person at the Annual Meeting (please see below under “Attending the Annual Meeting in Person”).

Shares of Common Stock represented by properly executed proxy cards or voted by telephone or Internet that are received by the Company and not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein or if no instructions are contained in the proxy, as described below under “Proxy Cards.”

Election of the director nominees to the Board requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, which means that the seven nominees receiving the most “for” votes will be elected. Because there are only seven director nominees named in this Proxy Statement, votes withheld from any nominee will have no effect on the outcome of the election of directors. Votes may not be cast “against” the election of a nominee. Abstentions and “broker non-votes” (as described below) are not counted for purposes of the election of directors and will not affect the outcome of such election. Our stockholders do not have cumulative voting rights for the election of directors.

For matters other than the election of directors, stockholders may vote in favor of or against the proposal, or may abstain from voting. Approval of Proposal No. 2, the proposed amendment to the Company’s Certificate of Incorporation regarding stockholder action by written consent, requires the affirmative vote of the holders of not less than 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote. Approval of Proposal No. 3, the proposed amendment to the Company’s Certificate of Incorporation regarding stockholder approval of mergers and certain other extraordinary transactions, requires the affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of Common Stock entitled to vote. As a result, for purposes of Proposals No. 2 and 3, abstentions and “broker non-votes” will have the effect of a vote against the proposal.

For matters other than the election of directors or the proposals to amend the Company’s Certificate of Incorporation, the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and voting on the matter is required for approval of those matters. Because abstentions are treated as shares of Common Stock not voting, abstaining has no effect on the outcome. For a discussion of the treatment of “broker non-votes,” see “Shares Held in Street Name.”

Shares Held in Street Name

If you hold your shares in “street name,” you must follow the instructions you receive from your broker in order to vote at the Annual Meeting. If you hold your shares in “street name” and want to vote in person, you must obtain a legal proxy from your broker and bring it to the Annual Meeting.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. On routine matters, brokers have the discretion to vote shares held in “street name” – a term that means the shares are held in the name of the broker on behalf of its customer, the beneficial owner. If your shares are held in “street name” by a broker and you wish to vote on the proposal to elect the directors, the proposals to amend the Company’s Certificate of Incorporation or to act upon any other non-routine business that may properly come before the Annual Meeting, you should provide instructions to your broker. Under the rules of the New York Stock Exchange (the “NYSE”), if you do not provide your broker with instructions, your broker generally will have the authority to vote on the ratification of the appointment of Grant Thornton LLP, as the Company’s independent registered public accounting firm. All other matters at the Annual Meeting are expected to be non-routine and therefore brokers will not be entitled to vote on a beneficial owner’s behalf without voting instructions or discretionary authority on such matters.

Proxy Cards

If you sign and return your proxy card but do not specify how your shares of Common Stock are to be voted, they will be voted: FOR election as a director of each of the nominees named under “Proposal No. 1 – Election of Directors” in this Proxy Statement and listed under Item 1 of the enclosed proxy card; FOR “Proposal No. 2 – Amendment to the Certificate of Incorporation of the Company regarding Written Consents” in this Proxy Statement and listed under Item 2 of the enclosed proxy card; FOR “Proposal No. 3 – Amendment to the Certificate of Incorporation of the Company regarding Extraordinary Transactions” in this Proxy Statement and listed under Item 3 of the enclosed proxy card; and FOR “Proposal No. 4 – Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement and listed under Item 4 of the enclosed proxy card. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for the stockholder.

As a matter of policy, proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential by the Company. Such documents are made available only to the inspector of election and personnel associated with processing proxies and tabulating votes at the Annual Meeting. The votes of individual stockholders will not be disclosed except as may be required by applicable law.

Attending the Annual Meeting in Person

Only record or beneficial owners of Common Stock as of the Record Date may attend the Annual Meeting in person. If you are a stockholder of record, you may be asked to present proof of identification, such as a driver’s license or passport. Beneficial owners must also present evidence of stock ownership as of the Record Date, such as a recent brokerage account or bank statement and, in order to vote, beneficial owners will need to present a legal proxy from their brokers.

Revocation of Proxies

A stockholder who so desires may revoke his, her, or its proxy at any time before it is exercised at the Annual Meeting by: (i) providing written notice to the Secretary of the Company; (ii) duly executing a proxy card bearing a date subsequent to that of a previously furnished proxy card; or (iii) by entering new instructions by Internet or telephone or (iv) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute a revocation of a previously furnished proxy and stockholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) to vote in person. The Company encourages stockholders that plan to attend the Annual Meeting to vote by phone or Internet or to submit a valid proxy card and vote their shares prior to the Annual Meeting. Even after you have voted electronically through the Internet or by telephone or submitted your proxy card, you may change your vote at any time before the proxy is exercised at the Annual Meeting by following the instructions noted above. If you hold your shares in “street name” and want to revoke your proxy, you will need to follow the instructions of your broker to revoke or change your previous vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 11, 2019

This Proxy Statement and the enclosed proxy card, the Notice of Annual Meeting, and the Company’s 2018 Annual Report are available on the Internet at https://ir.seacormarine.com/proxy-information.

Solicitation Expenses

The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, electronic or facsimile transmission, personal interview or other means.

The Company has requested brokers, bankers and other nominees who hold voting stock of the Company to forward proxy solicitation materials to their customers and such nominees will be reimbursed for their reasonable out-of-pocket expenses.

We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies. The fees of D.F. King & Co., Inc. are $8,500 plus reimbursement of its reasonable out-of-pocket costs. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokerage Firms, please call (212) 269-5550.

Stockholders, please call (866) 796-7182.

CORPORATE GOVERNANCE

Spin-off of the Company

The Company was previously a subsidiary of SEACOR Holdings Inc. (along with its other remaining consolidated subsidiaries, collectively referred to as “SEACOR Holdings”). On June 1, 2017, SEACOR Holdings completed the spin-off of the Company by way of a pro rata dividend of the Company’s Common Stock, all of which was then held by SEACOR Holdings, to SEACOR Holdings’ stockholders of record as of May 22, 2017 (the “Spin-off”). Following the Spin-off, the Company began to operate as an independent, publicly traded company.

Board Leadership Structure

The board of directors of the Company (the “Board”) believes that there is no single organizational model that would be most effective in all circumstances and that it is in the best interests of the Company and its stockholders for the Board to retain the authority to modify its leadership structure to best address the Company’s circumstances from time to time. The Board believes that the most effective leadership structure for the Company at the present time is to maintain the separate positions of Non-Executive Chairman and Chief Executive Officer. Separating these positions allows the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Non-Executive Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes this structure recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Company’s Non-Executive Chairman, particularly as the Board’s oversight responsibilities continue to grow and demand more time and attention. The Board also believes that separating the Non-Executive Chairman and Chief Executive Officer positions provides enhanced independent leadership and oversight for the Company and the Board.

In addition to the role that the Non-Executive Chairman has with regard to the Board, the chair of each of the three independent key committees of the Board (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee) and each individual director is responsible for helping to ensure that meeting agendas are appropriate and that sufficient time and information are available to address issues that the directors believe are significant and warrant their attention. Each director has the opportunity and ability to request agenda items, information and additional meetings of the Board or of the independent directors.

The Board has adopted significant processes designed to support the Board’s capacity for objective judgment, including executive sessions of the independent directors at Board meetings, independent evaluation of, and communication with, members of senior management, and rigorous self-evaluation of the Board, its committees, and its leadership. These and other critical governance processes are reflected in the Corporate Governance Guidelines and the various Committee Charters that are available on the Company’s website at www.seacormarine.com. The Board has also provided mechanisms for stockholders to communicate in writing with the Non-Executive Chairman of the Board, with the non-management and/or independent directors, and with the full Board on matters of significance. These processes are outlined below under “Communications with the Board or Independent Directors”.

Board of Directors and Director Independence

The business and affairs of the Company are managed under the direction of the Board. The Company’s Third Amended and Restated By-Laws (the “By-Laws”) provide that the Board will consist of not less than five and not more than twelve directors. At the beginning of 2018, the Board was comprised of six directors, including Mr. Ferris Hussein who was appointed to the Board by affiliates of the Carlyle Group (“Carlyle”). In April 2018, Mr. Hussein resigned from the Board. Shortly following Mr. Hussein’s resignation, the Board determined to increase the size of the Board to seven and to add two independent directors: Julie Persily and Robert D. Abendschein. On April 9, 2019, Evan Behrens informed the Nominating and Corporate Governance Committee that he would not stand for re-election at the 2019 Annual Meeting. The Board, upon recommendation of the Nominating and Corporate Governance Committee, decided to nominate Alfredo Miguel Bejos for election by the stockholders in Mr. Behrens place.

During 2018, the Board held nine meetings. The Board also took action pursuant to unanimous written consent on fourteen other occasions. Each of the current directors attended at least 75.0% of the combined total meetings of the full Board and the committees during the period on which he or she served in 2018. We encourage members of our Board to attend our Annual Meeting of Stockholders. All members of our Board attended the 2018 Annual Meeting.

Our Board consults with legal counsel to ensure that the Board’s independence determinations are consistent with all relevant securities and other laws and regulations regarding director independence. To assist in the Board’s independence determinations, each director completed materials designed to identify any relationships that could affect the director’s independence. In addition, through discussions among our directors, a subjective analysis of independence is undertaken by the Nominating and Corporate Governance Committee. Our Board is currently comprised of a majority of independent directors, with the Board having made the affirmative determination that each of Messrs. Robert D. Abendschein, Andrew R. Morse and R. Christopher Regan, and Ms. Julie Persily, is independent as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by the Board (the “SEACOR Marine Categorical Standards”). A copy of the SEACOR Marine Categorical Standards is available on the Company’s website at www.seacormarine.com by clicking “Investors,” then “Corporate Governance” and then “Governance Documents” (entitled Director Independence Standards). The Board and the Nominating and Corporate Governance Committee have determined that Mr. Miguel will not be an independent director to the Board. The Company’s website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

The schedule of Board meetings is made available to directors in advance along with the agenda for each meeting so that they may review and request changes. Directors also have unrestricted access to management at all times and regularly communicate informally with management on an assortment of topics.

Pursuant to the note purchase agreement (the “Note Purchase Agreement”) and the investment agreement (the “Investment Agreement”), which the Company entered into with investment funds managed and controlled by Carlyle in connection with the issuance of the Convertible Notes, as defined below, the Company must use reasonable best efforts, subject to its directors’ fiduciary duties, to cause a person designated by Carlyle to be appointed as a director on the Board, if Carlyle, solely as a result of the conversion of the Convertible Notes for shares of our Common Stock, collectively owns or continues to own, 10.0% or more of our outstanding common shares on a fully-diluted basis. During 2017 and the beginning of 2018, Ferris Hussein served on the Board as the director designated by Carlyle until April 17, 2018 when he resigned. Since Mr. Hussein’s resignation from the Board, Carlyle has determined not to exercise its right to designate a director. Mr. Hussein has been designated by Carlyle to observe meetings of the Board pursuant to Carlyle’s observer rights under the Note Purchase Agreement. This observation right will terminate at the time Carlyle owns less than $50.0 million in aggregate principal amount of the convertible notes issued under the Note Purchase Agreement (the “Convertible Notes”) or a combination of the Convertible Notes and our Common Stock representing less than 5.0% of our Common Stock outstanding on a fully diluted basis, assuming the conversion of all of the Convertible Notes and warrants to purchase our Common Stock held by Carlyle. Carlyle has exercised this observer right with respect to most board meetings during 2018 and we expect they will continue to do so as long as they maintain that right under the Investment Agreement.

Executive Sessions

Directors meet at regularly scheduled executive sessions without any members of management present to discuss issues relating to management performance and any other issue that may involve a potential conflict of interest with management. Executive sessions are presided over by the Company’s Non-Executive Chairman, Charles Fabrikant, who is responsible for:

•	chairing executive sessions of Board meetings, which include meetings to evaluate and review the performance of the Chief Executive Officer;

•

conferring with the Chief Executive Officer and serving as a liaison between the independent directors (who also have direct and complete access to the Chief Executive Officer) and the Chief Executive Officer,

including providing the Chief Executive Officer with feedback from executive sessions of the independent directors;

•	advising members of management and members of the Board, where necessary, with respect to its strategic review of operations and significant transactions;

•	acting on behalf of the Company to communicate corporate governance matters to the Company’s stockholders; and

•	together with the Nominating and Corporate Governance Committee, presiding over the Board’s self-evaluation.

Committees of the Board of Directors

The Board has established the following committees, each of which operates under a written charter that has been posted on the Company’s website at www.seacormarine.com. The website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.

Audit Committee

During 2017 and the beginning of 2018, as permitted by the NYSE’s transitions rules for newly-public companies, the Audit Committee was comprised of two members; Messrs. Morse and Regan. Ms. Persily was appointed to the Audit Committee upon her appointment to the Board on April 27, 2018 and she continues to serve on the Audit Committee with Messrs. Morse and Regan. Mr. Morse is the Audit Committee Chairman. The Board has determined that Mr. Morse is an “audit committee financial expert” for purposes of the rules of the Securities and Exchange Commission (“SEC”). In reaching this determination, the Board considered, among other things, Mr. Morse’s over 25 years of experience as an investment banker, in addition to other experience that is described below. In addition, the Board determined that each member of the Audit Committee is financially literate, as required under the NYSE standards, and is considered independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Securities Exchange Act of 1934 and in accordance with the SEACOR Marine Categorical Standards. The Audit Committee is expected to meet at least quarterly. The Audit Committee met nine times during 2018 and it also took action pursuant to unanimous written consent on one occasion.

Committee Function. The Audit Committee assists the Board in fulfilling its responsibility to oversee, among other things:

•

the conduct and integrity of management’s execution of the Company’s financial reporting process, including the reporting of any material events, transactions, changes in accounting estimates or changes in important accounting principles and any significant issues as to adequacy of internal controls;

•

the selection, performance, qualifications and compensation of the Company’s independent registered public accounting firm (including its independence), their conduct of their annual audit and their engagement for any other services;

•	the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

•	the Company’s systems of internal accounting and financial and disclosure controls and procedures, and the annual independent audit of the Company’s financial statements;

•

risk management and controls, which includes assisting management with identifying and monitoring risks, developing effective strategies to mitigate risk, and incorporating procedures into its strategic decision-making (and reporting developments related thereto to the Board);

•	the processes for handling complaints relating to accounting, internal accounting controls and auditing matters;

•	the Company’s legal and regulatory compliance;

•	conducts an annual self-evaluation of its performance;

•	the Company’s code of ethics as established by management and the Board; and

•	the preparation of the audit committee report required by the SEC rules to be included in the Company’s annual proxy statement.

The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. Management has more time, knowledge and detailed information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

Compensation Committee

During 2017 and the beginning of 2018, the Compensation Committee was comprised of Messrs. Regan, Morse and Hussein. Mr. Hussein served as a member of the Compensation Committee until his resignation on April 17, 2018. Mr. Abendschein was appointed to the Compensation Committee upon his appointment to the Board on April 27, 2018 and continues to serve on the Compensation Committee together with Messrs. Regan and Morse. Mr. Regan is the Compensation Committee Chairman. The Board has determined that each current member of the Compensation Committee is, and Mr. Hussein was, independent, as defined by the rules of the NYSE and in accordance with the SEACOR Marine Categorical Standards. The Compensation Committee met four times during 2018 and it also took action pursuant to unanimous written consent on two occasions.

Committee Function. Pursuant to its charter, the Compensation Committee is primarily responsible for, among other things:

•	reviewing and evaluating all of the Company’s compensation practices;

•	reviewing and approving the compensation of the Chief Executive Officer and the Company’s other executive officers;

•	reviewing director compensation at least annually, in consultation with the Nominating and Corporate Governance Committee when appropriate, and recommending any changes to the Board for approval;

•	reviewing and making recommendations to the Board for the approval of changes in incentive compensation and equity-based compensation plans; and

•	conducting an annual self-evaluation of its own performance, including its effectiveness and compliance with its charter.

The Chairman of the Compensation Committee sets the agenda for meetings of the Compensation Committee with the input from the Company’s executive management. Members of executive management may also attend meetings, if requested. At each meeting, the Compensation Committee has the opportunity to meet in executive session. When the Compensation Committee acts without the approval of the full Board, the Chairman of the Compensation Committee reports the Compensation Committee’s actions regarding compensation to the full Board. The Compensation Committee has the sole authority to retain, obtain the advice of and terminate any compensation consultants, independent legal counsel or other advisors to assist the Compensation Committee in its discharge of its duties and responsibilities, including the evaluation of director or executive officer compensation.

Compensation Committee Interlocks and Insider Participation. None of the current members of the Compensation Committee is or ever was an officer or employee of the Company. During 2018, none of the Company’s executive officers served as a director or member of the Compensation Committee of any other entity whose executive officers serve on the Board or the Compensation Committee. During 2017 and the beginning of 2018, Mr. Hussein served on the Board as the director designated by Carlyle until April 17, 2018 when he resigned.

Nominating and Corporate Governance Committee

During 2017 and the beginning of 2018, the Nominating and Corporate Governance Committee was comprised of Messrs. Regan, Morse and Hussein. Mr. Hussein served as a member and Chairman of the Nominating and Corporate Governance Committee until his resignation on April 17, 2018. Ms. Persily was appointed to the Nominating and Corporate Governance Committee upon her appointment to the Board on April 27, 2018 and continues to serve on the Nominating and Corporate Governance Committee with Messrs. Regan and Morse. Mr. Regan is the Nominating and Corporate Governance Committee Chairman. The Board has determined that each member of the Nominating and Governance Committee is independent, as defined by the rules of the NYSE and in accordance with the SEACOR Marine Categorical Standards. The Nominating and Corporate Governance Committee met once during 2018 and it also took action pursuant to unanimous written consent on one occasion.

Committee Function. The Nominating and Corporate Governance Committee assists the Board with:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for election at the Company’s annual meeting of stockholders and to fill vacancies on the Board;

•

developing, recommending and implementing modifications, as appropriate, to the Company’s Corporate Governance Guidelines and Principles and policies and procedures for identifying and reviewing candidates for the Board, including policies and procedures relating to candidates for the Board submitted for consideration by stockholders;

•

reviewing the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

•	reviewing periodically the size of the Board and recommending any appropriate changes;

•	overseeing the evaluation of the Board and management;

•	recommending changes in director compensation in consultation with the Compensation Committee when appropriate; and

•	reviewing, on a regular basis, the overall corporate governance of the Company and recommending to the Board improvements when necessary.

Selection of Nominees for the Board of Directors. To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the composition of the full Board at least annually to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.

In identifying new director candidates, the Nominating and Corporate Governance Committee seeks advice and names of candidates from Nominating and Corporate Governance Committee members, other members of the Board, members of management and other public and private sources. The Nominating and Corporate Governance Committee, in formulating its recommendation of candidates to the board of directors, considers each candidate’s personal qualifications and how such personal qualifications effectively address the then perceived current needs of the Board. Appropriate personal qualifications and criteria for membership on the Board include the following:

•	experience investing in and/or guiding complex businesses as an executive leader or as an investment professional within an industry or area of importance to the Company;

•	proven judgment and competence, substantial accomplishments, and prior or current association with institutions noted for their excellence;

•	complementary professional skills and experience addressing the complex issues facing a multifaceted international organization;

•	an understanding of the Company’s businesses and the environment in which it operates; and

•	diversity as to business experiences, educational and professional backgrounds and gender, race and ethnicity.

After the Nominating and Corporate Governance Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval. The Nominating and Corporate Governance Committee has the power to retain outside counsel, director search and recruitment consultants or other experts and will receive from the Company adequate funding, as determined by the Nominating and Corporate Governance Committee, for payment of reasonable compensation to such advisors.

Having evaluated the Board candidates set forth below under Proposal No. 1 pursuant to these processes and criteria, the Nominating and Corporate Governance Committee recommended, and the Board determined to nominate, each of the persons named below for election.

Stockholder Recommendations. The Nominating and Corporate Governance Committee will consider director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the same procedures required under the By-Laws for nomination of directors by stockholders. For instance, stockholder nominations must comply with the notice provisions described under “Stockholder Proposals for the 2020 Annual Meeting” below. Stockholder nominations that comply with these procedures and that meet the criteria outlined therein will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive. The Company will report any material change to this procedure in an appropriate filing with the SEC and will make any such changes available promptly on the SEC Filings section of the Company’s website at www.seacormarine.com.

Communications with the Board or Independent Directors

Stockholders or interested parties who wish to communicate with the Board, the Non-Executive Chairman and/or independent directors may do so by writing in care of the Company’s Corporate Secretary, indicating by title or name to whom correspondence should be directed. Correspondence should be sent to: SEACOR Marine Holdings Inc., Attn: Corporate Secretary, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079. The independent directors have established procedures for handling communications from stockholders of the Company and directed the Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees will be forwarded to the Non-Executive Chairman and independent directors. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chairperson of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be sent to the appropriate executive. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

The Audit Committee has established procedures for (i) the receipt, retention, and treatment of complaints, reports and concerns regarding accounting, internal accounting controls, or auditing matters and

(ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. These procedures are published on the Company’s website, at www.seacormarine.com by clicking “Investors,” then “Corporate Governance” and then “Governance Documents” (entitled Procedures for Addressing Complaints). Such complaints, reports or concerns may be communicated to the Company’s General Counsel or the Chairman of the Audit Committee through a toll-free hotline at +1 (844) 359-7729 or through an internet based reporting tool provided by NAVEX Global (www.seacormarine.ethicspoint.com), each available on an anonymous and confidential basis. Complaints received are logged by the General Counsel and communicated to the Chairman of the Audit Committee and investigated, under the supervision of the Audit Committee, by the General Counsel. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), these procedures prohibit the Company from retaliating against any person who, in good faith, submits an accounting or auditing complaint, report or concern or provides assistance in the investigation or resolution of such matters.

Risk Oversight

The Company’s business, results of operations, financial condition and cash flows can be adversely affected by risk. The management of risk is central to the success of the Company and requires the involvement of the Board, officers, employees, and internal and independent auditors, all of whom are entrusted to develop a balanced and prudent approach to risk.

The Company has developed and implemented operational controls designed to identify and mitigate risk associated with its financial decisions, operations, legal compliance, business development, changing business conditions, cyber-security and information technology systems. The Chief Executive Officer, with the assistance of the Chief Financial Officer, Chief Accounting Officer, General Counsel, Executive Vice Presidents, Senior Vice Presidents, other key executives and external legal counsel, is responsible for, among other risk management measures:

•	implementing measures designed to ensure the highest standard of safety for personnel, the environment, information technology systems and property in performing the Company’s operations;

•	obtaining appropriate insurance coverage; and

•	evaluating and identifying risk related to the Company’s capital structure after a rigorous assessment of its business activities.

The Board has reviewed and evaluated, and expects to routinely review and evaluate, the Company’s risk profile to ensure that the measures implemented by the Company are adequate to execute and implement the Company’s strategic objectives. Issues related to risk are regularly discussed by the Chief Executive Officer and the rest of the senior management team with members of the Board both through informal communications, such as e-mail, telephone conference and in-person meetings, and during formal Board meetings. Senior management regularly makes formal presentations to the Board regarding risk management issues at least once per year. Our Non-Executive Chairmen, as well as certain other Board members are intimately familiar with the risks associated with the types of assets managed and owned by the Company and routinely engage in dialogue with the Chief Executive Officer and appropriate members of senior management regarding such risks. In addition, when the Board reviews particular transactions and initiatives that require Board approval, or that otherwise merit Board involvement, the Board generally includes related risk analysis and mitigation plans among the matters addressed with management.

The Audit Committee, together with senior management, works to respond to recommendations from internal and external auditors and supervisory authorities regarding the Company’s compliance with internal controls and disclosure controls and procedures, and other factors that could interfere with the successful implementation of the Company’s strategic plan. The Audit Committee also reviews the adequacy of the Company’s risk management policies and procedures and meets privately with company employees and the General Counsel to consider recommendations regarding policies related to risk management. In addition, senior management works closely with the General Counsel to facilitate compliance with foreign and domestic laws and regulations. The General Counsel also reports to the Board on company programs and initiatives that educate employees on these laws, regulations and any updates thereto, and facilitates the Company’s compliance therewith.

The Board believes that senior management’s procedures, combined with Board and Audit Committee oversight, enable the Company to properly and comprehensively assess risk from both an enterprise-wide and divisional perspective, thereby managing and observing the most substantive risks at each level within the Company.

Code of Business Conduct and Ethics

The Board has adopted a set of Corporate Governance Guidelines, a Code of Business Conduct & Ethics and a Supplemental Code of Ethics. A copy of each of these documents, along with the charters of each of the committees described above, is available on the Company’s website at https://ir.seacormarine.com, by clicking “Corporate Governance” then “Governance Documents” and is also available to stockholders in print without charge upon written request to the Company’s Investor Relations Department, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

The Corporate Governance Guidelines address areas such as director responsibilities and qualifications, director compensation, management succession, board committees and annual self-evaluation. The Code of Business Conduct & Ethics is applicable to the Company’s directors, officers and employees and the Supplemental Code of Ethics is applicable to the Company’s Chief Executive Officer, the Chief Financial Officer and other senior financial officers. The Company will disclose future amendments to, or waivers from, certain provisions of the Supplemental Code of Ethics on its website within two business days following the date of such amendment or waiver.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Board has nominated the people listed below for election as directors, each to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. Although not anticipated, if any of the nominees becomes unavailable for any reason, the Board in its discretion may designate a substitute nominee. If a stockholder has filled out the accompanying proxy card, that stockholder’s vote will be cast for the substitute nominee.

The following table sets forth information with respect to each nominee for election as a director as of the date of this Proxy Statement:

Name	Age	Position	Director Since
Charles Fabrikant	74	Non-Executive Chairman of the Board	June 2017
John Gellert	49	President, Chief Executive Officer	June 2017
Andrew R. Morse(1)(2)(3)	73	Director	May 2017
R. Christopher Regan(1)(2)(3)	64	Director	May 2017
Robert D. Abendschein(1)	57	Director	April 2018
Julie Persily(2)(3)	53	Director	April 2018
Alfredo Miguel Bejos	40	Director Nominee	—

(1)	Member of the Compensation Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Audit Committee

Standing Director Nominees

Charles Fabrikant has been a member of the Board and has served as Non-Executive Chairman of the Board since June 1, 2017. Mr. Fabrikant is the Executive Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings and has been a director of SEACOR Holdings and several of its subsidiaries since its inception in 1989. Effective February 23, 2015, Mr. Fabrikant was appointed President and Chief Executive Officer of SEACOR Holdings, a position he had resigned from in September 2010 when he was designated Executive Chairman of the Board of SEACOR Holdings. Mr. Fabrikant is a Director of Diamond Offshore Drilling, Inc., a contract oil and gas driller, since January 2004 and Era Group Inc., an international helicopter operator, since January 2013. In addition, he is President of Fabrikant International Corporation, a privately owned corporation engaged in marine investments.

We believe that with over 30 years of experience in the maritime, transportation, investment and environmental industries, and his position as the founder of SEACOR Holdings, Mr. Fabrikant’s broad experience and deep understanding of our business makes him uniquely qualified to serve as Non-Executive Chairman of the Board.

John Gellert has served as our President and Chief Executive Officer and a member of our Board since June 1, 2017 and is also an officer and director of certain Company subsidiaries. Prior to the Spin-off, Mr. Gellert was the Co-Chief Operating Officer of SEACOR Holdings since February 23, 2015 and from May 2004 to February 2015, he was the Senior Vice President of SEACOR Holdings. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings’ Offshore Marine Services segment, a capacity in which he served until the Spin-off. Upon joining SEACOR Holdings in June 1992 and until July 2005, Mr. Gellert had various financial, analytical, chartering and marketing roles within SEACOR Holdings.

As our Chief Executive Officer, Mr. Gellert provides valuable insight to the Board on our day-to-day operations. In addition, Mr. Gellert’s long tenure with us allows him to provide valuable insight to the Board about the competitive dynamics of our industry.

Andrew R. Morse has been a member of the Board since his appointment in May 2017. Mr. Morse served on the SEACOR Holdings board of directors from June 1998 to May 2017. Mr. Morse has been a

Managing Director and Senior Portfolio Manager of Morse, Towey and White, a wealth management unit of High Tower Advisors Inc., a Chicago based firm of investment advisors since July 31, 2010. In addition, Mr. Morse has served on the Board of Directors and on the Audit Committee of High Tower Advisors Inc. from July 31, 2010 until January 2018. Mr. Morse was a Managing Director and Senior Portfolio Manager of UBS Financial Services, Inc., from October 2001 until July 2010. Mr. Morse was Senior Vice President-Investments of Salomon Smith Barney Inc. of New York, an investment banking firm, and Smith Barney Inc., its predecessor, from March 1993 to October 2001. Mr. Morse sits on numerous philanthropic boards and is Treasurer of the American Committee of the Weizmann Institute of Science and serves on the Management Committee of the Weizmann Institute of Science in Rehovot, Israel. Mr. Morse served as a director of Seabulk International, Inc., both before and following its merger with SEACOR Holdings in July 2005 until March 2006. In December 2015, Mr. Morse became a member of the Board of Managers of KGP Realty, a private residential property management company.

We believe that Mr. Morse’s deep experience in wealth management and corporate finance provides a valuable resource to the Board, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, his finance experience through advising high net worth individuals and investment entities adds a valuable perspective to the Board. In addition, foreign governments have sought his experience on international corporate finance with respect to issues such as complex energy crisis management and other significant matters of public policy related to our business.

R. Christopher Regan has been a member of the Board since his appointment in May 2017. Mr. Regan served on the SEACOR Holdings board of directors from September 7, 2005 to May 2017. Mr. Regan is Co-Founder and, since March 2002, Managing Director, of The Chartis Group, a management consultancy group offering strategic, operational, risk management, governance and compliance advice to U.S. healthcare providers, suppliers and payers. Prior to co-founding The Chartis Group in 2001, Mr. Regan served from March 2001 to December 2001 as President of H-Works, a healthcare management consulting firm and a division of The Advisory Board Company. From January 2000 through December 2000, Mr. Regan served as Senior Vice President of Channelpoint, Inc., a healthcare information services company. Mr. Regan also serves as a Trustee of Hamilton College and Ascension Ventures (formerly Ascension Health Ventures).

We believe that Mr. Regan’s experience providing advice regarding business valuations, risk management, financial governance and compliance adds to the Board’s breadth of experience on these important factors. This experience also provides significant value to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Julie Persily has been a member of the Board since April 27, 2018. Since 2013, Ms. Persily has served on the board of directors of CM Finance Inc., a NASDAQ listed business development company that invests in middle market companies, as a member of its audit, valuation and nominating committees and as chair of its compensation committee, and since 2017 has served on the board of directors of Runway Growth Credit, a business development company that provides secured loans to early stage growth and venture-backed companies in the U.S., as a member of its audit and governance committees. Ms. Persily has a deep breadth of experience in the finance and capital market industries, having held various roles at Citigroup for nearly 10 years, including serving as the co-head of Citigroup’s leveraged finance group for over two years and head of acquisition finance prior thereto. Ms. Persily also formerly served as co-Head of Leveraged Finance and Capital Markets at Nomura Securities. Ms. Persily holds a BA in Economics and Psychology from Columbia College and an MBA in Finance and Accounting from Columbia Business School.

We believe Ms. Persily’s experience in the financial sector, as well as her knowledge and understanding of corporate governance matters, adds to the Board’s deep bench of experience, and serves as an asset to the Audit Committee and the Nominating and Corporate Governance Committee.

Robert D. Abendschein has been a member of the Board since April 27, 2018. Mr. Abendschein is currently the Chief Executive Officer and a director of Venari Resources LLC (“Venari”), where he is responsible for developing and executing deep water strategy, exploration, appraisal, development projects and mergers and acquisitions. Mr. Abendschein is the chairman of Venari’s Technical Committee and works closely with Venari’s four principal investors to create value and manage equity. From 2000 through August 2017, Mr. Abendschein held various corporate and executive roles at Anadarko Petroleum (“Anadarko”), including as Vice President of Anadarko’s Deep Water division from 2015 to 2017 and as Vice President of Anadarko’s Exploration and Production Services division from 2013 to 2015. Mr. Abendschein currently serves on the board of directors of Cynthia Woods Mitchell Pavilion as chairman of its trustee committee, and as a member of the board of directors of the National Ocean Industries Association and the Offshore Energy Center, which positions he has held since 2014. Since 2008, Mr. Abendschein has served on the board of directors of United Way of Montgomery County, and since 2014 has served as its chairman. Mr. Abendschein holds a BBS in Petroleum Engineering from Texas A&M University.

We believe that Mr. Abendschein’s industry experience as well as his varied experience serving on multiple boards of directors across a diverse array of sectors adds to the Board’s and the Compensation Committee’s overall skill set.

New Director Nominee

Alfredo Miguel Bejos has been President and Chief Executive Officer of Proyectos Globales de Energía y Servicios CME, S.A. de C.V. (“CME”) since 2012, Executive President of Helicópteros Bell de México since 2009 and Vice President of Compañía Inversora Corporativa, a company specializing in the infrastructure, energy and urban advertising sectors for the last twelve years. Mr. Miguel has extensive finance experience having held various positions in the finance area of Banco Santander Mexico from 2000 - 2002. Mr. Miguel has served as an independent member of several board of directors, including the airline Volaris and Pure Leasing, positions which he has held since 2006. Mr. Miguel is also a member of the Costumer Advisory Panel at Bell Helicopter, a leading company in helicopter manufacturing. Mr. Miguel holds a B.A. from Universidad Iberoamericana.

We believe that Mr. Miguel’s industry experience, specifically his extensive experience in the international energy and infrastructure sector, as well as his broad knowledge gained from serving on multiple board of directors in the transportation industry will add a diverse prospective to the Board. As a result of transactions between the Company and its subsidiaries and CME and its affiliates, Mr. Miguel will not be considered an independent director. See “Related Party Transactions”.

Voting

Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. If you do not wish your shares to be voted for any particular nominee, please identify any nominee for whom you “withhold authority” to vote on the enclosed proxy card.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock by all persons (including any “group” as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who were known by the Company to be the beneficial owners of more than 5.0% of the outstanding Common Stock as of April 1, 2019, other than the Company’s executive officers and directors. As of April 1, 2019, 21,079,279 shares of the Common Stock were issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10022	1,259,907	5.98%
Dimensional Fund Advisors LP(2) Building One 6300 Bee Cave Road Austin, TX 78746	1,508,212	7.15%
Royce & Associates, LLC(3) 745 Fifth Avenue New York, NY 10151	1,627,727	7.72%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	3,883,185	18.42%
Wellington Management Group LLP(5) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	1,876,034	8.90%

(1)

According to Amendment No. 1 to its Schedule 13G filed with the SEC on February 6, 2019 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 1,229,470 shares of Common Stock and sole dispositive power with respect to 1,259,907 shares of Common Stock as of December 31, 2018. BlackRock serves as a parent holding company and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,259,907 shares of Common Stock. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5.0% of the total Common Stock outstanding. BlackRock Fund Advisors, a subsidiary of BlackRock, is identified in the Schedule 13G as beneficially owning 5.0% or more of the Common Stock.

(2)

According to Amendment No. 1 to its Schedule 13G filed with the SEC on February 8, 2019 by Dimensional Fund Advisors LP (“Dimensional”), Dimensional has sole voting power with respect to 1,437,972 shares of Common Stock and sole dispositive power with respect to 1,508,212 shares of Common Stock as of December 31, 2018. Dimensional is an investment adviser and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub- adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock owned by the Funds, and may be deemed to be the beneficial owner of the shares of Common Stock held by the Funds. However, all of the Common Stock reported in the Schedule 13G is owned by the Funds and Dimensional disclaims beneficial ownership of all such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock held in their respective accounts. No one Fund’s interest in such shares of Common Stock is more than 5.0% of the total Common Stock outstanding.

(3)

According to Amendment No. 2 to its Schedule 13G amendment filed with the SEC on January 16, 2019 by Royce & Associates, LLC (“Royce”), Royce has sole dispositive and sole voting power over 1,627,727 shares of Common Stock as of December 31, 2018. Royce serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,627,727 shares of Common Stock.

(4)

According to Amendment No. 2 to its Schedule 13G amendment filed with the SEC on February 14, 2019 by T. Rowe Price Associates, Inc. (“Price Associates”), Price Associates has sole voting power with respect to 976,103 shares of Common Stock and sole dispositive power over 3,883,185 shares of Common Stock as of December 31, 2018. These shares are owned by various individual and institutional investors, for which Price Associates serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 3,883,185 shares of Common Stock; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, the Common Stock. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, the Common Stock, is vested in the individual and institutional clients which Price Associates serves as an investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5.0% of the shares of Common Stock is owned by any one client subject to the investment advice of Price Associates. With respect to the Common Stock owned by any one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (the “T. Rowe Price Funds”), only the custodian for each of such T. Rowe Price Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such T. Rowe Price Fund participate proportionately in any dividends and distributions so paid.

(5)

According to Amendment No. 2 to its Schedule 13G amendment filed with the SEC on February 12, 2019 by Wellington Management Group LLP (“Wellington”), Wellington has shared voting power with respect to 1,381,920 shares of Common Stock and shared dispositive power with respect to 1,876,034 shares of Common Stock as of December 31, 2018. Wellington serves as an investment advisor and a parent holding company and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,876,034 shares of Common Stock, which are held of record by clients of Wellington. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5.0% of the total Common Stock outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each current director and director nominee of the Company; (ii) each named executive officer of the Company (referred to as a “Named Executive Officer” or “NEO” throughout this Proxy Statement); and (iii) all current directors, director nominees and executive officers of the Company as a group. Except where otherwise indicated in the footnotes to the table, all beneficial ownership information set forth below is as of April 1, 2019. As of April 1, 2019, 21,079,279 shares of Common Stock were issued and outstanding.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Directors, Director Nominees and Named Executive Officers:
Charles Fabrikant(3)	1,067,205	5.06%
John Gellert(4)	311,417	1.48%
Jesús Llorca(5)	50,249	*
Robert Clemons(6)	51,696	*
Andrew H. Everett II(7)	25,063	*
Andrew R. Morse(8)	52,915	*
R. Christopher Regan(9)	33,637	*
Evan Behrens(10)	35,459	*
Robert D. Abendschein(11)	8,770	*
Julie Persily(12)	9,001	*
Alfredo Miguel Bejos(13)	1,032,884	4.90%
All current directors, director nominees and executive officers as a group (13 individuals)(14)	2,724,210	12.92%

* Represents less than 1.0%

(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o SEACOR Marine Holdings Inc., 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

(2)

The information contained in the table above reflects “beneficial ownership” of Common Stock within the meaning of Rule 13d-3 under the Exchange Act. Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power. Beneficial ownership information for each individual reflected in the table above includes shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days after April 1, 2019 held by such person.

(3)

Includes (i) 455,659 shares of Common Stock that are owned directly by Mr. Fabrikant, (ii) 45,826 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019, (iii) 350,414 shares of Common Stock owned by Fabrikant International Corporation, of which he is President, (iv) 65,459 shares owned by VSS Holding Corporation, of which he is President and sole stockholder, (v) 12,064 shares owned by the Sara J. Fabrikant 2012 GST Exempt Trust, of which he is a trustee, (vi) 14,406 shares owned by Sara Fabrikant, his wife, (vii) 19,097 shares owned by the Estate of Elaine Fabrikant, over which he is the executor, (viii) 60,324 shares owned by the Charles Fabrikant 2012 GST Exempt Trust, of which his wife is a trustee, (ix) 804 shares owned by the Harlan Saroken 2009 Family Trust, of which his wife is a trustee, (x) 804 shares owned by the Eric Fabrikant 2009 Family Trust, of which his wife is a trustee and (xi) 42,348 shares owned by the Charles Fabrikant 2009 Family Trust, of which he is a trustee.

(4)	Includes (i) 84,085 shares of Common Stock that are owned directly by Mr. Gellert, (ii) 47,500 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable with 60 days of April 1, 2019, (iii) 45,871 shares of Common Stock that Mr. Gellert may be deemed to own through his interest in, and control of, JMG Assets LLC, (iv) 7,595 shares of Common Stock owned by MCG Assets LLC, of which he is the manager and, as such, has the power to direct the voting and disposition of the shares, and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares, (v) 31,208 shares of Common Stock owned by MEG Assets LLC, of which he is the manager and, as such, has the power to direct the voting and disposition of the shares, and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares, and (vi) 95,158 shares of Common Stock owned by JMG GST LLC, of which he is the manager.

(5)	Includes 25,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(6)	Includes 25,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(7)	Includes 11,250 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(8)	Includes 22,913 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(9)

Includes (i) 5,603 shares of Common Stock that are owned directly by Mr. Regan, (ii) 22,913 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019, (iii) 1,328 shares of Common Stock owned by his daughter, (iv) 1,696 shares of Common Stock owned by his daughter and (v) 2,097 shares of Common Stock owned by his son.

(10)	Includes 22,913 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(11)	Includes 6,213 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(12)	Includes 6,213 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 1, 2019.

(13)

CME is the holder of 728,123 shares of Common Stock and the record holder of warrants to purchase 635,307 shares of Common Stock, at an exercise price of $0.01 per share (the “CME Warrants”). The amount included in the table reflects beneficial ownership by Mr. Miguel of all 728,123 shares of Common Stock and 304,761 of the CME Warrants. Mr. Miguel is the President, Chief Executive Officer and a 50.0% shareholder of CME. Mr. Miguel’s brother, José Miguel Bejos, is also an executive officer of CME and holds the other 50.0% of the CME shares. As controlling shareholders of CME, each of Messrs. Miguel and Miguel may be deemed to be the beneficial owners of the Company’s Common Stock through CME. As a result of limitations on foreign ownership under the Company’s certificate of incorporation, Messrs. Miguel and Miguel cannot currently exercise warrants that would result in them owning more than 4.9% of the issued and outstanding shares of Common Stock. Therefore, the 330,546 shares of Common Stock underlying the remaining CME Warrants are not listed as beneficially owned by Mr. Miguel in the table above.

(14)

The number of shares of our Common Stock owned by all current directors, director nominees and executive officers includes 250,116 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after April 1, 2019 and warrants to purchase 304,761 shares of Common Stock at an exercise price of $0.01 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that each director and executive officer of the Company and each person owning more than 10.0% of the Common Stock report his or her initial ownership of Common Stock and any subsequent changes in that ownership to the SEC. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports with respect to the most recent fiscal year.

Based solely upon a review of copies of forms furnished to the Company or written representations from certain reporting persons that no Form 5s were required for such reporting persons, the Company believes that during the 2018 fiscal year all Section 16(a) filing requirements were satisfied except for the late filing of two reports on Form 4 filed by Anthony Weller on February 9, 2018 reporting two transactions from January 2018.

COMPENSATION OF DIRECTORS

The Compensation Committee, in consultation with the Nominating and Corporate Governance Committee, when appropriate, evaluates the status of Board compensation in relation to comparable U.S. companies (in terms of size, business sector, etc.) and report findings and recommendations to the Board, including recommendations for approval of changes to compensation. Directors who are also employees of the Company receive no remuneration by reason of such directorship and are not compensated for attending meetings of the Board or standing committees thereof.

During 2018, non-employee directors were paid an annual retainer of $50,000 and such directors are also eligible to participate in the SEACOR Marine Holdings Inc. 2017 Share Incentive Plan (the “Share Incentive Plan”) that is administered by the Compensation Committee. In June 2018, upon the recommendation of the Compensation Committee, the Board granted each non-employee director (with the exception of Mr. Fabrikant) an annual equity award with a grant date fair value of $113,389, comprised of 2,095 shares of Common Stock and 6,213 stock options each to purchase a share of common stock. Mr. Fabrikant was granted an annual equity award with a grant date fair value of $226,778, comprised of 4,190 shares of Common Stock and 12,426 stock options each to purchase a share of common stock. In addition, as recommended by the Compensation Committee after conducting a review of the compensation practices of peer companies in consultation with Lyons Benenson & Co. (“Lyons Benenson”), the Board determined that each non-employee director serving on a committee of the Board be compensated for such service as follows: (i) each committee member of the Audit Committee was granted an annual equity award with a grant date fair value of $10,002, comprised of 462 shares of Common Stock (with the exception of Mr. Morse, who was granted an annual equity award with a grant date fair value of $20,005, comprised of 924 shares of Common Stock as the chairperson of the Audit Committee), (ii) each committee member of the Compensation Committee was granted an annual equity award with a grant date fair value of $10,002, comprised of 462 shares of Common Stock (with the exception of Mr. Regan, who was granted an annual equity award with a grant date fair value of $20,005, comprised of 924 shares of Common Stock as the chairperson of the Compensation Committee) and (iii) each committee member of the Nominating and Corporate Governance Committee was granted an annual equity award with a grant date fair value of $5,001, comprised of 231 shares of Common Stock (with the exception of Mr. Regan, who was granted an annual equity award with a grant date fair value of $10,002, comprised of 462 shares of Common Stock as the chairperson of the Nominating and Corporate Governance Committee). The exercise price of the options granted was equal to the fair market value per share of the Company’s Common Stock on the date of grant. The stock options and the shares of Common Stock were fully vested as of the date of grant.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows the compensation of the Company’s non-employee directors for the year ended December 31, 2018.

Name	Fees earned or paid in cash(4) ($)	Stock Awards(5) ($)	Option Awards(5) ($)	Total ($)
Charles Fabrikant(6)	50,000	90,714	136,064	276,778
John Gellert(12)	-	-	-	-
Andrew R. Morse(1)(2)(3)(7)	50,000	80,365	68,032	198,397
R. Christopher Regan(1)(2)(3)(8)	50,000	85,366	68,032	203,398
Evan Behrens(9)	50,000	45,357	68,032	163,389
Robert D. Abendschein(1)(10)	50,000	55,359	68,032	173,391
Julie Persily(2)(3)(11)	50,000	60,360	68,032	178,392
Ferris Hussein(13)	-	-	-	-

(1)	Member of the Compensation Committee.

(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.
(4)

As stated above, non-employee directors are paid a cash retainer fee at an annual rate of $50,000. Non-employee directors were paid $50,000 during 2018 in respect of the period beginning June 12, 2018 and ending June 11, 2019. Mr. Hussein resigned as a member of the Board on April 17, 2018 and therefore was not paid an annual cash retainer fee during 2018.

(5)

On June 12, 2018, upon the recommendation of the Compensation Committee, the Board granted each non-employee director (with the exception of Mr. Fabrikant) 2,095 shares of the Company’s Common Stock having a grant date fair value of $45,357 and 6,213 fully-vested stock options to acquire shares of the Company’s Common Stock having a grant date fair value of $68,032. Mr. Fabrikant was granted 4,190 shares of Common Stock having a grant date fair value of $90,714 and 12,426 fully-vested stock options having a grant date fair value of $136,064. In addition, each non-employee director serving on a committee of the Board received compensation as follows: (i) each committee member of the Audit Committee was granted 462 shares of Common Stock having a grant date fair value of $10,002 (with the exception of Mr. Morse, who was granted 924 shares of Common Stock having a grant date fair value of $20,005 as the chairperson of the Audit Committee), (ii) each committee member of the Compensation Committee was granted 462 shares of Common Stock having a grant date fair value of $10,002 (with the exception of Mr. Regan, who was granted 924 shares of Common Stock having a grant date fair value of $20,005 as the chairperson of the Compensation Committee) and (iii) each committee member of the Nominating and Corporate Governance Committee was granted 231 shares of Common Stock having a grant date fair value of $5,001 (with the exception of Mr. Regan, who was granted 462 shares of Common Stock having a grant date fair value of $10,002 as the chairperson of the Nominating and Corporate Governance Committee). The dollar amount of stock and option awards set forth in this column is equal to the grant date fair value of such stock and option awards calculated in accordance with FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the compensation cost are set forth in Note 15 of the Consolidated Financial Statements in the Company’s 2018 Annual Report on Form 10-K filed with the SEC on March 12, 2019.

(6)	As of December 31, 2018, Mr. Fabrikant held 45,826 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(7)	As of December 31, 2018, Mr. Morse held 22,913 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(8)	As of December 31, 2018, Mr. Regan held 22,913 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(9)	As of December 31, 2018, Mr. Behrens held 22,913 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(10)	As of December 31, 2018, Mr. Abendschein held 6,213 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(11)	As of December 31, 2018, Ms. Persily held 6,213 outstanding options to acquire shares of the Company’s Common Stock, all of which were exercisable.
(12)	Mr. Gellert does not receive any compensation for his services on the Board.
(13)	Mr. Hussein resigned as a member of the Board on April 17, 2018.

EXECUTIVE COMPENSATION

The Company was a wholly-owned subsidiary of SEACOR Holdings until completion of the Spin-off on June 1, 2017. Prior to that time, the cash and equity-based compensation of the Company’s executive officers was determined by SEACOR Holdings’ executive management and compensation committee, subject to approval in certain circumstances by SEACOR Holdings’ full board of directors.

Currently, the Company is an “emerging growth company” and, under the JOBS Act, is exempt from certain executive compensation disclosures otherwise required by Item 402 of Regulation S-K (including the disclosure required to be provided pursuant to a “Compensation, Discussion & Analysis”), as well as from holding say-on-frequency and say-on-pay advisory votes on executive compensation. However, we are providing certain information related to the Company’s 2018 compensation decisions that should be read in conjunction with the compensation tables provided later in this Proxy Statement. This discussion and the compensation tables that follow set forth the compensation of the following “Named Executive Officers” or “NEOs” of the Company:

•	John Gellert, President and Chief Executive Officer;

•	Jesús Llorca, Executive Vice President and Chief Financial Officer;

•	Robert Clemons, Executive Vice President and Chief Operating Officer; and

•	Andrew H. Everett II, Senior Vice President, General Counsel and Secretary.

Effective January 22, 2018, Mr. Everett was appointed Senior Vice President, General Counsel and Secretary of the Company. His 2018 compensation reflects certain one-time payments that were made in connection with his commencement of employment with the Company.

Compensation Actions in Connection with the Spin-off

In connection with the Spin-off, the compensation committee of SEACOR Holdings took certain actions during 2017 to appropriately address the impact of the Spin-off on SEACOR Holdings’ outstanding equity awards. In general, outstanding stock options to acquire shares of SEACOR Holdings’ Common Stock were adjusted to preserve the aggregate intrinsic value of such stock options pre and post-Spin-off. In addition, the compensation committee of SEACOR Holdings approved the vesting of SEACOR stock options and SEACOR restricted stock awards held by employees of the Company and individuals who joined the Company following the Spin-off. Each of the Named Executive Officers received 1.007 restricted shares of the Company’s Common Stock for every restricted share of SEACOR Holdings’ Common Stock held as of the record date for the Spin-off.

Summary of 2018 Compensation Elements

Following the Spin-off, the Company’s Compensation Committee took certain actions and made certain compensation- related decisions that were based on the compensation philosophies and arrangements in place at SEACOR Holdings that the Compensation Committee felt were also appropriate for the Company’s executive officers. For example, the Board adopted the Share Incentive Plan for the purpose of granting equity-based compensation awards. The Compensation Committee also implemented the following executive compensation practices:

•

Four-Year Vesting of Stock Options and Restricted Shares. Each NEO’s long-term incentive grant for 2018 was delivered in the form of stock options and restricted shares that vest ratably over four years.

•

No Tax Gross-ups. We do not have any contract or agreement with any NEO that provides for a tax gross-up payment, including those related to change-of-control payments subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

•

Double-Trigger Vesting. Awards under our Share Incentive Plan contain a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change of control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the Share Incentive Plan and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change of control.

•	Restrictions on Hedging or Pledging NEOs. The Company has adopted policies restricting hedging and pledging of Company securities by our NEOs.

•	No Change-of-Control Agreements with NEOs. We do not maintain individual change-of-control agreements with our NEOs.

Executive Compensation Philosophy and Objectives

The Compensation Committee’s compensation philosophy is that subjective consideration of the different elements of performance is necessary to provide the flexibility to make appropriate compensation decisions without solely relying on the use of formulas or benchmarking. Consequently, the Compensation Committee believes it is in the Company’s best interest to conduct its own research regarding executive compensation, which includes a review of executive compensation at companies with similar business lines to that of the Company and a review of compensation at other entities that compete with the Company to employ executives with skills and specialties similar to those possessed by the Company’s executives.

Market Information

The Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through Equilar, proxy statements, compensation-related public disclosures, industry trade journals and other sources. The companies with similar lines of operating business considered in connection with the Compensation Committee’s compensation analysis include Bourbon Corp., Soldstad Farstad ASA, DO ASA, Tidewater Inc. and Hornbeck Offshore Services, Inc. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers. It does, however, assess the general competitiveness of proposed compensation levels in relation to the compensation paid by peer companies.

Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any compensation consultant, as well as any independent legal, financial or other advisors, as it deems necessary. For fiscal year 2018, the Compensation Committee elected to retain Lyons Benenson as its independent compensation consultant to assist it in reviewing and making recommendations with respect to equity-based compensation awards. Lyons Benenson assisted the Compensation Committee by providing research and analyses related to peer company data and related market practices as they pertain to equity-based compensation awards.

Prior to the retention of Lyons Benenson, the Compensation Committee evaluated Lyons Benenson’s independence from management, taking into consideration all relevant factors, including the six independence factors specified in the NYSE listing rules and applicable SEC requirements. The Compensation Committee concluded that Lyons Benenson is independent and that its work for the Compensation Committee does not raise any conflicts of interest.

Elements of 2018 Compensation

Annual Base Salary

The annual base salaries paid to the Named Executive Officers reflect the experience and skill required for executing the Company’s business strategy and overseeing its day to day operations. Effective

April 2, 2018, Mr. Llorca’s annual base salary was increased from $240,000 to $300,000 in connection with his appointment to the position of Executive Vice President and Chief Financial Officer of the Company. Effective April 27, 2018, Mr. Clemons’ annual base salary was increased from $250,000 to $290,000 in connection with a holistic review of his duties and responsibilities as Executive Vice President and Chief Operating Officer of the Company.

Annual Bonus

The Company did not pay annual cash bonuses to the named executive officers for 2018. The Compensation Committee continues to review the compensation practices employed by comparable companies in order to assist it in designing and eventually implementing an annual bonus program.

Long-term Incentives

As discussed above, during 2017, the Company adopted the Share Incentive Plan. The Share Incentive Plan authorizes the Compensation Committee to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining the Company and its affiliates’ directors, employees and certain consultants, and providing those directors, employees and consultants with incentive opportunities and rewards for superior performance. The types of awards under the Share Incentive Plan may include stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards.

With the assistance of Lyons Benenson, the Compensation Committee established an equity-based compensation program for 2017 in order to align the interests of senior employees with the Company’s long-term growth. In general, equity grants are made on dates previously established by the Compensation Committee and the Company does not time the release of non-public information for the purpose of affecting the value of equity awards.

Consistent with the equity-based compensation program developed in 2017, in April 2018, the Compensation Committee approved restricted stock and stock option awards to the Named Executive Officers. The restricted stock and stock options vest ratably over four years beginning on March 4, 2019. Additionally, in January 2018, the Compensation Committee approved one-time restricted stock and stock option awards to Mr. Everett in connection with the commencement of his employment with the Company. The restricted stock vests ratably over four years beginning on March 4, 2019 and the stock options vest ratably over four years beginning January 22, 2018. The Compensation Committee did not approve any other equity awards to the Named Executive Officers during 2018. Pursuant to the applicable award agreements, the stock options vest subject to the executive’s continued employment with the Company on each of the applicable vesting dates, subject to accelerated vested upon the executive’s death, disability, qualified retirement or termination by the Company without “cause”. The grant date fair value of the restricted stock and stock option awards granted to each Named Executive Officer in 2018 is set forth in the table below:

Named Executive Officer	John Gellert	Jesús Llorca	Robert Clemons	Andrew H. Everett II
Grant Date Fair Value of Stock Options	$400,124	$250,077	$250,077	$386,653
Grant Date Fair Value of Restricted Shares	$551,000	$396,720	$396,720	$291,620

In determining the applicable target grant date fair value of restricted stock and stock option awards, the Compensation Committee considered, among other factors, prior-year Company and individual performance. Other than the stock options awarded to Mr. Everett in January 2018 that were priced entirely as of the grant date, stock options granted during 2018 were priced quarterly at four pre-designated dates throughout the year, beginning on the date the stock option award was approved by the Compensation Committee. The Company chose to price its 2018 stock option awards quarterly after reviewing grant practices at certain other companies, and determined that this practice helps mitigate the effects of stock price volatility. The Compensation Committee intends to continue this practice with respect to stock option awards in 2019.

Stock Ownership

Currently, the Company has no formal policy requiring employees to retain vested restricted stock or options, but it prefers that executive officers maintain ownership and considers executive ownership levels when determining compensation packages.

Clawback Policy

The award agreements applicable to the stock options and restricted stock awards granted to the Named Executive Officers in 2017 and 2018 provide that the shares of Common Stock underlying such awards are subject to any applicable clawback policy of the Company or other clawback provision(s) as may be required pursuant to any applicable law, government regulation or stock exchange listing.

Policy Against Pledging and Hedging Company Securities

The Company has adopted policies restricting hedging and pledging of Company securities by our directors, senior officers and employees.

Retirement Plans

On January 1, 2016, the Company’s eligible U.S. based employees were transferred to the “SEACOR Marine 401(k) Plan,” a new Company sponsored defined contribution plan. Effective January 1, 2019, the Company began matching the first 1.0% of an employee’s salary that the employee contributes to the SEACOR Marine 401(k) Plan.

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for the Company’s Named Executive Officers in respect of the fiscal years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)

John Gellert	2018	450,000	—	551,000	400,124	7,199	1,408,323
President and Chief Executive Officer	2017	450,000	—	873,015	962,280	3,423	2,288,718

Jesús Llorca	2018	300,000	—	396,720	250,077	840	947,637
Executive Vice President and Chief Financial Officer	2017	240,000	—	258,630	481,140	399	980,169

Robert Clemons	2018	290,000	—	396,720	250,077	1,200	937,997
Executive Vice President and Chief Operating Officer	2017	250,000	—	258,630	481,140	570	990,340

Andrew H. Everett II	2018	275,000	—	291,620	386,653	—	953,273
Senior Vice President, General Counsel and Secretary	2017	—	—	—	—	—	—

(1)

For Mr. Llorca, the amount shown for 2018 relates the annual base salary he received from April 2, 2018. For Mr. Clemons, the amount shown for 2018 relates to the annual base salary he received from April 24, 2018. For Mr. Everett, the amount shown for 2018 relates to the annual base salary he received from January 22, 2018, the date of commencement of his employment with the Company.

(2)

The dollar amount of restricted stock and stock options set forth in these columns reflects the aggregate grant date fair value of restricted stock and stock option awards in accordance with the FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the grant date fair value of the stock options granted during 2018 are set forth in Note 15 of the Consolidated Financial Statements included in the Company’s 2018 Annual Report on Form 10-K filed with the SEC on March 12, 2019. The amounts shown under the “Stock Awards” for Messrs. Gellert, Llorca and Clemons for 2017 reflect the grant date fair value of restricted shares of SEACOR Holdings’ Common Stock and stock options to acquire shares of SEACOR Holdings’ Common Stock. The amounts shown under the “Stock Awards” and “Option Awards” for Mr. Everett include a one-time award to Mr. Everett in connection with the commencement of his employment with the Company of 8,000 shares of restricted shares of Common Stock having a grant date fair value of $126,320 and 35,000 stock options with a grant date fair value of $286,622.

(3)	For 2018 and 2017, represents interest earned in respect of annual bonus amounts earned but unpaid under SEACOR Holdings’ annual bonus program in accordance with the terms of such program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2018)

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2018, held by the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(8) ($)

John Gellert
President and Chief Executive Officer	37,500	112,500	(1)	12.50	11/22/2027	3,217	(3)	37,832
	—	10,000	(2)	22.04	4/24/2028	6,032	(4)	70,936
	—	10,000	(2)	22.95	4/24/2028	6,032	(5)	70,936
	—	10,000	(2)	22.38	4/24/2028	10,858	(6)	120,690
	—	10,000	(2)	11.76	4/24/2028	25,000	(7)	294,000
Jesús Llorca
Executive Vice President and Chief Financial Officer	18,750	56,250	(1)	12.50	11/22/2027	1,005	(3)	11,819
	—	6,250	(2)	22.04	4/24/2028	1,809	(4)	21,274
	—	6,250	(2)	22.95	4/24/2028	1,507	(5)	17,722
	—	6,250	(2)	22.38	4/24/2028	3,216	(6)	37,820
	—	6,250	(2)	11.76	4/24/2028	18,000	(7)	211,680
Robert Clemons
Executive Vice President and Chief Operating Officer	18,750	56,250	(1)	12.50	11/22/2027	1,005	(3)	11,819
	—	6,250	(2)	22.04	4/24/2028	1,809	(4)	21,274
	—	6,250	(2)	22.95	4/24/2028	1,507	(5)	17,722
	—	6,250	(2)	22.38	4/24/2028	3,216	(6)	37,820
	—	6,250	(2)	11.76	4/24/2028	18,000	(7)	211,680
Andrew H. Everett II
Senior Vice President, General Counsel and Secretary	—	35,000	(9)	15.79	1/22/2028	8,000	(7)	94,080
	—	2,500	(2)	22.04	4/24/2028	7,500	(7)	88,200
	—	2,500	(2)	22.95	4/24/2028	—		—
	—	2,500	(2)	22.38	4/24/2028	—		—
	—	2,500	(2)	11.76	4/24/2028	—		—

(1)

These options vest in equal installments on November 22 of 2019, 2020 and 2021, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(2)

These options vest in equal installments on March 4 of 2019, 2020, 2021 and 2022, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(3)	Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares vested on March 4, 2019.

(4)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest in equal installments on March 4 of 2019 and 2020, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(5)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will vest in equal installments on March 4 of 2019, 2020 and 2021, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(6)

Restricted shares of the Company’s Common Stock received by the Named Executive Officer in connection with the Spin-off. These shares will in equal installments on March 4 of 2019, 2020, 2021 and 2022, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(7)

These restricted shares vest in equal installments on March 4 of 2019, 2020, 2021 and 2022, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(8)	The amounts set forth in this column equal the number of shares of restricted stock indicated multiplied by the closing price of the Company’s Common Stock on December 31, 2018, which was $11.76.

(9)

These options vest in equal installments on January 22 of 2019, 2020, 2021 and 2022, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

EMPLOYMENT CONTRACTS/TERMINATION OF EMPLOYMENT/CHANGE OF CONTROL

As mentioned above, the Named Executive Officers do not have employment, pre-established severance or change-of-control agreements with the Company. The award agreements applicable to equity awards granted during fiscal year 2018 do, however, provide for payments to Named Executive Officers upon certain involuntary terminations of employment or upon an involuntary termination of employment within two years following a change-in-control of the Company. The information in the tables below describes and quantifies certain compensation that would become payable under existing plans and arrangements if a Named Executive Officer’s employment had terminated on December 31, 2018, given the Named Executive Officer’s compensation as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) savings plan, disability benefits and accrued vacation pay.

POTENTIAL PAYMENTS UPON DEATH, DISABILITY, QUALIFIED RETIREMENT, TERMINATION WITHOUT CAUSE OR IN CONNECTION WITH A CHANGE OF CONTROL

The following table sets forth cash bonus payments and the acceleration of stock options and restricted stock upon the death, disability, qualified retirement, termination without “cause” of the employee, or the occurrence of a “change-in-control”, in each case, as of December 31, 2018.

Name	Bonus Awards ($)	Option Awards(1) ($)	Stock Awards(2) ($)	Total ($)
John Gellert	—	—	594,394	594,394
President and Chief Executive Officer
Jesús Llorca	—	—	300,315	300,315
Executive Vice President and Chief Financial Officer
Robert Clemons Executive Vice President and Chief Operating Officer	—	—	300,315	300,315
Andrew H. Everett II
Senior Vice President, General Counsel and Secretary	—	—	182,280	182,280

(1)

The dollar amount in this column reflects the incremental value of vesting based on the difference between the applicable strike price and the closing price of a share of the Company’s Common Stock on December 31, 2018, which was $11.76, for unvested options that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “change-in-control.” Unvested options to purchase shares of the Company’s Common Stock with strike prices greater than $11.76 were excluded and therefore the amount shown in the table above for all Named Executive Officers is $0.

(2)

The dollar amount in this column reflects the closing price of the Company’s Common Stock on December 31, 2018, which was $11.76, for unvested shares of the Company’s Common Stock that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “change in control.” Mr. Gellert, Mr. Llorca and Mr. Clemons received a portion of these awards in connection with the Spin-off as described above.

Equity Compensation Plan Information

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	805,566	$14.81	1,457,924
Equity compensation plans not approved by security holders	—	—	—

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

The Company has established a written policy for the review and approval or ratification of transactions with Related Parties (the “Related Party Transactions Policy”) to assist it in reviewing transactions in excess of $120,000 (“Transactions”) involving the Company and its subsidiaries and Related Parties (as defined below). Examples include, among other things, sales, purchases or transfers of real or personal property, use of property or equipment by lease or otherwise, services received or furnished, borrowing or lending (including guarantees), and employment by the Company of an immediate family member of a Related Party or a change in the material terms or conditions of employment of such an individual.

The Related Party Transactions Policy supplements the Company’s other conflict of interest policies set forth in the Company’s Corporate Governance Guidelines, its Code of Business Conduct and Ethics and its other internal procedures. A summary description of the Related Party Transactions Policy is set forth below.

For purposes of the Related Party Transactions Policy, a Related Party includes the Company’s directors, director nominees and members of management since the beginning of the Company’s last fiscal year, beneficial owners of 5.0% or more of any class of the Company’s voting securities and members of their respective Immediate Family (as defined in the Related Party Transactions Policy), as well as the Company’s affiliates, investees, trusts for the benefit of employees and other parties with which the Company may deal if one party can control or significantly influence the management or operating policies of the Company.

The Related Party Transactions Policy provides that Transactions must be approved or ratified by the Board. The Board has delegated to the Audit Committee the review and, when appropriate, approval or ratification of Transactions. Upon the presentation of a proposed Transaction, the Related Party is excused from participation and voting on the matter. In approving, ratifying or rejecting a Transaction, the Audit Committee will consider such information as it deems important to conclude if the transaction is fair and reasonable to the Company.

Whether a Related Party’s interest in a Transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the Related Party’s interest in the Transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In administering this policy, the Board or the relevant committee will be entitled (but not required) to rely upon such determinations of materiality by company management.

The following factors are taken into consideration in determining whether to approve or ratify a Transaction with a Related Party:

•	the Related Party’s interest in the Transaction;

•	the approximate dollar value of the Transaction;

•	the approximate dollar value of the amount of the Related Party’s interest in the Transaction;

•	whether the Transaction was undertaken in the ordinary course of business of the Company;

•	whether the Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company, of the Transaction;

•	required public disclosures, if any; and

•	any other information regarding the Transaction or the Related Party in the context of the proposed related transaction that would be material to investors in light of the particular circumstances.

The following arrangements will not generally give rise to Transactions with a Related Party for purposes of the Related Party Transactions Policy given their nature, size and/or degree of significance to the Company:

•

any employment by the Company of an executive officer of the Company or any of its subsidiaries if the compensation is approved (or recommended to the Board for approval) by the Company’s Compensation Committee.

•

any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K .

•

any transaction where the Related Party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g. dividends).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with SEACOR Holdings

In connection with the Spin-off, the Company entered into certain agreements with SEACOR Holdings that govern the Company’s relationship with SEACOR Holdings following the Spin-off, including a Distribution Agreement, two Transition Services Agreements, an Employee Matters Agreement and a Tax Matters Agreement. The summaries of each of these agreements set forth below are qualified in their entireties by reference to the full text of the applicable agreements.

Distribution Agreement

The Company entered into a distribution agreement with SEACOR Holdings in connection with the Spin-off (the “Distribution Agreement”). The Distribution Agreement sets forth the agreements between the Company and SEACOR Holdings regarding the principal transactions that were necessary to separate the Company from SEACOR Holdings. It also sets forth other agreements that govern certain aspects of the Company’s relationship with SEACOR Holdings following the Spin-off.

In general, neither the Company nor SEACOR Holdings made any representations or warranties regarding the transactions covered by the Distribution Agreement or the respective businesses, assets, liabilities, condition or prospects of SEACOR Holdings or the Company.

Removal of Guarantees and Releases from Liabilities. The Distribution Agreement provides (i) that the Company and SEACOR Holdings use commercially reasonable efforts to cause SEACOR Holdings to be released from any guarantees it has given to third parties on the Company’s behalf, including guarantees of ship construction contracts and letters of credit, (ii) for the Company’s payment to SEACOR Holdings of a 0.5% per annum fee in respect of the aggregate obligations under guarantees provided by SEACOR Holdings on the Company’s behalf that were not released prior to the Spin-off and (iii) for the indemnification of SEACOR Holdings on the Company’s behalf for payments made under any guarantees provided by SEACOR Holdings on the Company’s behalf to third parties that were not released prior to the Spin-off. The Distribution Agreement also provided for the settlement or extinguishment of certain liabilities and other obligations between the Company and SEACOR Holdings, if any. The Company recognized guarantee fees paid to SEACOR Holdings in connection with sale-leaseback arrangements of $0.2 million during 2018, as additional leased-in equipment operating expenses. Guarantee fees paid to SEACOR Holdings for all other obligations recognized as SEACOR Holdings guarantee fees and for 2018 the aggregate amount totaled $0.3 million (including sale-leaseback fees).

Release of Claims. The Company agreed to broad releases pursuant to which the Company released SEACOR and its affiliates, successors and assigns from, and indemnify and hold harmless all such persons against and from, any claims against any of them that arise out of or relate to: (i) the management of the Company’s business and affairs on or prior to the distribution date, (ii) the terms of any agreements or other documents related to the Spin-off or (iii) any other decision made or action taken relating to the Company or the distribution.

Indemnification. The Company and SEACOR Holdings agreed to indemnify each other and each of the Company’s and SEACOR Holdings’ respective affiliates and representatives, and each of the heirs, executors, successors and assigns of such representatives against certain liabilities in connection with the Spin-off, all liabilities to the extent relating to or arising out of our or their respective business as conducted at any time, and any breach by such company of the Distribution Agreement.

Transition Services Agreements

In connection with the Spin-off, the Company and SEACOR Holdings entered into two separate transition services agreements on an interim basis to help ensure an orderly transition following the Spin-off: (i) the SEACOR Holdings Transition Services Agreement, pursuant to which SEACOR Holdings provides the

Company with a number of support services, including information systems support, benefit plan management, cash disbursement support, cash receipt processing and treasury management and (ii) the SEACOR Marine Transition Services Agreement, pursuant to which the Company provides SEACOR Holdings with general payroll services. Under the transition services agreements, the Company and SEACOR Holdings agreed to indemnify one another against certain liabilities. In addition, SEACOR Holdings will provide the Company and/or the Company will provide SEACOR Holdings with such other services as may be agreed to by the Company and SEACOR Holdings in writing from time to time. Neither the Company nor SEACOR Holdings has any obligation to provide additional services.

Under the SEACOR Holdings Transition Services Agreement, SEACOR Holdings provides the Company with the services described above in a manner historically provided to the Company by SEACOR Holdings during the 12 months prior to the date of the agreement, and the Company uses the services for substantially the same purposes and in substantially the same manner as the Company used them during such 12 month period. Under the SEACOR Marine Transition Services Agreement, the Company provides SEACOR Holdings with general payroll services in a manner historically provided to SEACOR Holdings by the Company during the 12 months prior to the date of the agreement, and SEACOR Holdings uses the services for substantially the same purposes and substantially the same manner as the Company used them during such 12 month period.

The fees incurred under each Transition Services Agreement decline as the services and functions provided thereunder are terminated and replicated within or otherwise replaced by the Company or SEACOR Holdings, as applicable. During 2018, the Company paid $4,500,000 under the SEACOR Holdings Transition Services Agreement and SEACOR Holdings paid the Company $75,000 under the SEACOR Marine Transition Services Agreement.

Each Transition Services Agreement will continue in effect for up to two years. In the event that the Company defaults under the SEACOR Holdings Transition Services Agreement or SEACOR Holdings defaults under the SEACOR Marine Transition Services Agreement, the non-breaching party may, in addition or as an alternative to terminating the respective agreement, declare immediately due and payable all sums which are payable under such agreement or suspend such agreement and decline to continue to perform any of the obligations thereunder.

Employee Matters Agreement

In connection with the Spin-off, the Company entered into an employee matters agreement with SEACOR Holdings (the “Employee Matters Agreement”). The Employee Matters Agreement allocated liabilities and responsibilities between the Company and SEACOR Holdings relating to employee compensation and benefit plans and programs, including the treatment of retirement and health plans, equity incentive and compensation programs.

In general, the Employee Matters Agreement provided that, following the Spin-off, the Company’s employees will participate in the Company’s equity incentive plans and will cease to participate in SEACOR Holdings’ equity incentive plans with respect to awards granted following the Spin-off. In general, the Company is responsible for the employment and benefit-related obligations and liabilities of the Company’s employees following the Spin-off.

Tax Matters Agreement

In connection with the Spin-off, the Company and SEACOR Holdings entered into a tax matters agreement (the “Tax Matter Agreement”) that governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters with respect to U.S. federal income taxes for periods during which the Company was part of SEACOR Holdings’ consolidated tax group, after taking into account any tax sharing payments that have already been made, (i) SEACOR Holdings is required to compensate the Company, or alternatively, the Company is required to compensate SEACOR

Holdings, for use of any net operating losses, net capital losses or foreign tax credits generated by the operations of the other party as calculated on a separate company basis and utilized in the consolidated tax return and (ii) the Company is required to compensate SEACOR Holdings for any taxable income attributable to the Company’s operations. Taxes relating to or arising out of the failure of the Spin-off to qualify as a tax-free transaction for U.S. federal income tax purposes will be borne by SEACOR Holdings, except, in general, if such failure is attributable to the Company’s action or inaction or SEACOR Holdings’ action or inaction, as the case may be, or any event (or series of events) involving the Company’s assets or stock or the assets or stock of SEACOR Holdings, as the case may be, in which case the resulting liability will be borne in full by the Company or SEACOR Holdings, respectively.

The Company’s obligations under the Tax Matters Agreement are not limited in amount or subject to any cap. Further, even if the Company is not responsible for tax liabilities of SEACOR Holdings and its subsidiaries under the Tax Matters Agreement, the Company nonetheless could be liable under applicable tax law for such liabilities if SEACOR Holdings were to fail to pay them. If the Company is required to pay any liabilities under the circumstances set forth in the Tax Matters Agreement or pursuant to applicable tax law, the amounts may be significant.

The Tax Matters Agreement also contains restrictions on the Company’s ability (and the ability of any member of the Company’s group) to take actions that could cause the Spin-off to fail to qualify as a tax-free transaction for U.S. federal income tax purposes, including entering into, approving or allowing any transaction that results in a sale or other disposition of a substantial portion of the Company’s assets or stock and the liquidation or dissolution of the Company and certain of the Company’s subsidiaries. These restrictions will apply for the two-year period after the Spin-off, unless SEACOR Holdings obtains a private letter ruling from the IRS or an unqualified opinion of a nationally recognized law firm that such action will not cause the distribution to fail to qualify as a tax-free transaction for U.S. federal income tax purposes. Notwithstanding receipt of such ruling or opinion, in the event that such action causes the Spin-off to fail to qualify as a tax-free transaction for U.S. federal income tax purposes, the Company will continue to remain responsible for taxes arising therefrom.

Transactions with Carlyle.

On December 1, 2015, the Company issued $175.0 million aggregate principal amount of its Convertible Notes to investment funds managed and controlled by Carlyle. Interest on the Convertible Notes is payable semi-annually on June 15 and December 15 of each year, commencing June 15, 2016. A description of the Convertible Notes is available in the Company’s 2018 Annual Report on Form 10-K.

Pursuant to the note purchase agreement for the Convertible Notes and the Investment Agreement, the Company must use reasonable best efforts, subject to its directors’ fiduciary duties, to cause a person designated by Carlyle to be appointed as a director on the Board, if Carlyle, solely as a result of the conversion of the Convertible Notes for shares of our Common Stock, collectively owns, continues to own, or would own 10.0% or more of our outstanding shares of Common Stock. During 2017, Ferris Hussein served on the Board as the director designated by Carlyle until his resignation on April 17, 2018. Carlyle has not exercised this right subsequent to Mr. Hussein’s resignation but retains the right to appoint a Board member. Mr. Hussein has been designated by Carlyle to observe meetings of the Board pursuant to Carlyle’s observer rights under the Convertible Notes. This observation right will terminate at the time Carlyle owns less than $50.0 million in aggregate principal amount of the Convertible Notes or a combination of the Convertible Notes and our Common Stock representing less than 5.0% of the Company’s Common Stock outstanding on a fully diluted basis, assuming the conversion of all of the Convertible Notes and Warrants to purchase Common Stock held by Carlyle.

In April 2018, the Company entered into the following transactions with Carlyle:

•	the Company exchanged $50.0 million in principal amount of the Convertible Notes for Common Stock (or warrants to purchase an equivalent number of shares of Common Stock at an exercise price of $0.01 per share) at an exchange rate of 37.73 per $1,000 principal amount of the Notes (equivalent to an exchange price of $26.50) for a total of approximately 1.9 million shares of Common Stock (the “Exchange”);

•

the Company and Carlyle amended the $125.0 million in principal amount of Convertible Notes that remains outstanding after the Exchange to (i) increase the interest rate from 3.75% per annum to 4.25% per annum and (ii) extend the maturity of the Convertible Notes by 12 months to December 1, 2023; and

•

Carlyle purchased 750,000 shares of Common Stock in a private placement whereby the Company issued an aggregate of 2,168,586 shares of Common Stock and warrants to purchase 674,164 shares of Common Stock at an exercise price of $0.01 per share in a private placement exempt from registration under the Securities Act (the “PIPE Issuance”) for aggregate consideration of $15.0 million.

Transactions with CME

Mr. Miguel, who has been nominated for election as a director at the 2019 Annual Meeting, currently serves as President and Chief Executive Officer of CME. The Company entered into the following transactions with CME in 2018:

•	On April 26, 2018, CME purchased 325,836 shares of Common Stock and 674,164 warrants to purchase the Company’s Common Stock in the PIPE Issuance for aggregate consideration of $20.0 million.

•

On December 20, 2018, MEXMAR Offshore International LLC (“MEXMAR Offshore”), a joint venture that is 49.0% owned by a subsidiary of the Company and 51.0% owned by a subsidiary of CME, acquired UP Offshore (Bahamas) Ltd. (“UP Offshore”). UP Offshore was acquired for nominal consideration. In connection with the acquisition, UP Offshore’s existing debt was refinanced with $95.0 million of new indebtedness composed of (i) a $70.0 million six-year debt facility provided by UP Offshore’s existing lenders that is non-recourse to the Company, CME or any of their respective subsidiaries, (ii) a $15.0 million loan from Mantenimiento Express Maritimo S.A.P.I. de C.V. (“MexMar”), a joint venture between CME and the Company, to fund capital expenditures on two vessels and (iii) a $10.0 million loan from MEXMAR Offshore to fund working capital requirements funded by an approximate $5.0 million capital contribution to MEXMAR Offshore by each of the Company and CME.

The Company also participates in a variety of other joint ventures with CME, including MexMar, SEACOR Marlin LLC and Offshore Vessels Holding S.A.P.I. de C.V. During 2018, the Company earned charter revenue of $16.5 million and management fees of $300,000 from MexMar. These agreements with MexMar were negotiated at arms-length in the ordinary course of business. In addition, in 2018:

•

The Company created a new subsidiary, SEACOR Marlin LLC (“SMLLC”) and contributed the Seacor Marlin supply vessel into SMLLC. On September 13, 2018, the Company sold 51.0% of SMLLC to MEXMAR Offshore, a wholly-owned subsidiary of MexMar, for $8.0 million in cash. The Seacor Marlin supply vessel was pledged as collateral under the MexMar credit facility, for which the Company receives an annual collateral fee.

•	The Company received a return of a capital advance from MexMar of $9.8 million.

Transactions with Others

JMG GST LLC, an entity managed by Mr. Gellert, purchased $1,000,000, or 50,000 shares, of Common Stock in the PIPE Issuance.

Mr. Fabrikant, Mr. Gellert, other members of the Company’s management and board of directors and other unaffiliated individuals indirectly invested in OSV Partners LP LLC (“OSV Partners”) by purchasing interests from two unaffiliated limited partners of OSV Partners who wished to dispose of their interests. During 2018, OSV Partners raised $7.5 million of cash: $5.0 million in the form of second lien debt and $2.5 million in the form of class A preferred interests. As of December 31, 2018, limited liability companies controlled by management and directors of the Company had invested $1.5 million, or 3.9%, in the limited partner interests; $0.3 million, or 5.0%, in preferred interests; $0.2 million, or 3.9%, in the form of second lien debt; and $0.1 million, or 3.9%, in the class A preferred interests of OSV Partners, respectively. As of December 31, 2018, the investments of Messrs. Fabrikant and Gellert in such limited liability companies were $0.3 million and $0.4 million, respectively, representing 31.7% of such limited liability companies’ membership interests. The Company owns 30.4% in the limited partner interests, 38.6% in the preferred interests, 43.0% of the second lien debt, and 43.0% in the class A preferred interest of OSV Partners. The general partner of OSV Partners is a joint venture managed by the Company and an unaffiliated third party.

PROPOSAL NO. 2 AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY REGARDING WRITTEN CONSENTS

The Board has approved, and recommends that stockholders approve, a proposal to amend the Certificate of Incorporation to reduce the share ownership required for stockholders to act by written consent from (i) not less than 66 2/3% of the voting power of the outstanding shares of Common Stock to (ii) not less than a majority of the voting power of the outstanding shares of Common Stock (such amendment, the “Proposed Written Consent Amendment”).

The Board has determined that it is in the best interests of the Company to amend the Certificate of Incorporation to reduce the share ownership required for stockholders to act by written consent in this manner.

Reasons for the Proposal

Delaware corporation law provides that, unless otherwise stated in the Certificate of Incorporation, holders of outstanding stock may take action in writing in lieu of a meeting if such writing is signed by stockholders representing at least the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Board has determined that it would be in keeping with current best practices for corporate governance and in the best interests of the Company to reduce the share ownership required for stockholders to act by written consent to the statutory standard. The Proposed Written Consent Amendment would allow the stockholders to act by written consent without having to obtain supermajority stockholder approval.

If the Proposed Written Consent Amendment is approved, we will amend and restate the Certificate of Incorporation to incorporate such amendment, such amendment will be effective upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware, as amended and restated.

The affirmative vote of the holders of not less than 66 2/3% in voting power of the outstanding shares of Common Stock entitled to vote is required to approve the Proposed Written Consent Amendment. If the stockholders fail to approve the Proposed Written Consent Amendment, we will not amend and restate the Certificate of Incorporation to include such amendment.

This description of the Proposed Written Consent Amendment is a summary, and is qualified by and subject to the full text of such Proposed Written Consent Amendment, which is attached to this Proxy Statement as Annex A.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED

WRITTEN CONSENT AMENDMENT

PROPOSAL NO. 3 AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY REGARDING EXTRAORDINARY TRANSACTIONS

The Board has approved, and recommends that stockholders approve, a proposal to amend the Certificate of Incorporation to reduce the share ownership required for stockholders to approve a merger or certain other extraordinary transaction from (i) not less than 66 2/3% of the voting power of the outstanding shares of Common Stock to (ii) not less than a majority of the voting power of the outstanding shares of Common Stock (the “Proposed Approval Amendment”).

The Board has determined that it is in the best interests of the Company to amend the Certificate of Incorporation to reduce the share ownership required for stockholders to approve mergers and certain other extraordinary transactions in this manner.

Reasons for the Proposal

Delaware corporation law provides that, unless otherwise stated in the Certificate of Incorporation, a majority of the outstanding stock of a corporation entitled to vote is required to approve a merger or certain other extraordinary transactions. The Board has determined that it would be in keeping with current best practices for corporate governance and in the best interest of the Company to reduce the share ownership required to approve mergers and certain other extraordinary transactions to the statutory standard. The Proposed Approval Amendment would allow the stockholders to approve such transactions without having to obtain a supermajority stockholder vote.

If the Proposed Approval Amendment is approved, we will amend and restate the Certificate of Incorporation to incorporate such amendment, such amendment will be effective upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware, as amended and restated.

The affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of Common Stock entitled to vote is required to approve the Proposed Approval Amendment. If the stockholders fail to approve the Proposed Approval Amendment, we will not amend and restate the Certificate of Incorporation to include such amendment.

This description of the Proposed Approval Amendment is a summary, and is qualified by and subject to the full text of such Proposed Approval Amendment, which is attached to this Proxy Statement as Annex B.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED

APPROVAL AMENDMENT

PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that stockholders ratify the appointment of Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2019. The appointment of Grant Thornton was recommended to the Board by its Audit Committee.

Grant Thornton has been the Company’s independent registered public accounting firm since June 12, 2017 and the Audit Committee believes that the continued retention of Grant Thornton as the Company’s independent registered public accounting firm is in the best interest of the Company and its stockholders.

On June 9, 2017, the Company with the approval of the Audit Committee of the Company’s Board of Directors, dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017, through June 9, 2017, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as noted below.

The audit reports of EY on the consolidated financial statements of the Company for the fiscal years ended December 31, 2016, and December 31, 2015, in which EY was the Company’s auditor, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the audit for the year ended December 31, 2016, material weaknesses in internal control were identified related to the (i) review and approval of manual journal entries made to the Company’s general ledger and (ii) review and documentation of assumptions, data and calculations used in the Company’s assessment of potential impairments of vessels and other- than-temporary impairments of its equity method investments.

The Company provided EY with a copy of the disclosure set forth in Item 4.01 of the Current Report on Form 8-K that was filed with the SEC on June 15, 2017 (the “Form 8-K”) and requested that EY furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not EY agrees with the statements related to them made by the Company in the Form 8-K. A copy of EY’s letter to the SEC dated June 15, 2017 is attached as Exhibit 16.1 to the Form 8-K and was incorporated by reference to the Company’s 2017 Annual Report on Form 10-K.

On June 9, 2017, upon the recommendation of the Audit Committee, the Company’s Board of Directors authorized the Company to engage Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2017, who were formally engaged on June 12, 2017.

During the fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through June 9, 2017, neither the Company nor anyone on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Representatives of Grant Thornton will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the Common Stock represented in person or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton.

Independent Registered Public Accounting Firm Fee Information

Fees for professional services provided by Grant Thornton LLP for the years ended December 31 were as follows:

	2018	2017(1)

Audit Fees	$1,284,834	$898,750
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,284,834	$898,750

Fees for professional services provided by Ernst & Young for the years ended December 31 were as follows:

	2018	2017(1)

Audit Fees	$49,458	$65,791
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$49,458	$65,791

(1) Prior to the Spin-off on June 1, 2017, our former parent, SEACOR Holdings, paid all audit, audit-related, tax and other fees of the independent registered public accounting firm. The 2017 fees above include fees allocated by SEACOR Holdings and those paid directly by the Company.

Audit Fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, review of the Company’s quarterly financial statements, and services provided in connection with other statutory or regulatory filings. Audit-Related Fees represent fees for professional services provided in consulting on interpretations and application of FASB pronouncements and SEC regulations. Tax Fees represent fees for services in connection with the preparation and filing of tax returns in jurisdictions outside the United States. All Other Fees primarily include labor law certification services provided to the Company’s foreign subsidiaries in accordance with local requirements.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered public accountants. All of the services described in the foregoing table were approved in conformity with the Audit Committee’s pre-approval process.

Pre-approval Policy for Services of Independent Registered Public Accounting Firm. The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by the independent registered public accounting firm. In accordance with that policy, the Audit Committee annually reviews and approves a list of specific services and categories of services, including audit, audit related, tax, and other permitted services, for the current or upcoming fiscal year, subject to specified terms and cost levels. Any service not included in the approved list of services or any modification to previously approved services, including changes in fees, must be specifically pre-approved by the Audit Committee. Where proposed additions or modifications relate to tax and all other non-audit services to be provided by the independent registered public accounting firm, the Audit Committee may delegate the responsibility of pre-approval to the Chair of the Audit Committee. To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee has delegated authority to its Chair, and/or to such other members of the Audit Committee that the Chair may designate, to review and if appropriate approve in advance, any request by the independent registered public accounting firm to provide tax and/or all other non-audit services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

In connection with the Company’s consolidated financial statements for the year ended December 31, 2018, the Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management;

•

discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and

•

received the written disclosures and the letter from Grant Thornton LLP as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.

Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2018 Annual Report, for filing with the SEC.

The foregoing report is respectfully submitted by the members of the Audit Committee at the time of the recommendation.

Andrew R. Morse

R. Christopher Regan

Julie Persily

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

OTHER MATTERS

Other Actions at the Annual Meeting

The Board does not intend to present any other matter at the Annual Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

ANNUAL REPORT

A copy of the Company’s 2018 Annual Report, accompanies this Proxy Statement and should be read in conjunction herewith.

STOCKHOLDER NOMINATION OF DIRECTORS

The By-Laws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the Board or a committee thereof) of candidates for election as directors (the “Nomination Procedure”). Only persons who are nominated by the Board, a committee appointed by the Board, or by a stockholder who has complied with the nomination procedures set forth in the By-Laws and provided timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, are eligible for election as directors of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting of stockholders (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. The notice must contain (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be transacted, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and (iv) any material interest of such stockholder in such business; and (C) as to the stockholder giving the notice on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the Company’s most recent stockholder lists, of the stockholder proposing such proposal, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or other proposal between or among such stockholder, any affiliate or associate, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, with respect to shares of stock of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the stockholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Any stockholder who desires to propose any matter at an annual meeting of stockholders shall, in addition to the aforementioned requirements described in clauses (A) through (C), comply in all material respects with the content and procedural requirements of Rule 14a-8 of Regulation 14A under the Exchange Act, irrespective of whether the Company is then subject to such rule or said act. The presiding officer of the meeting may refuse to acknowledge nomination of any person not made in compliance with the Nomination Procedure.

Although the By-Laws do not empower the Board with the right to approve or disapprove of stockholder nominations for the election of directors or any other business properly brought by the Company’s stockholders at any annual or special meeting, the foregoing Nomination Procedure may nevertheless have the effect of (i) precluding a nomination for the election of directors or precluding the transaction of business at a particular meeting if the proper procedures are not followed, or (ii) deterring a third party from conducting a solicitation of proxies or contest to elect his or its own slate of director nominees or otherwise attempting to obtain control of the Company.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Proposals that stockholders believe should be voted upon at the Company’s Annual Meeting may be eligible for inclusion in the Company’s Proxy Statement. In accordance with the provisions of Rule 14a-8 under the Exchange Act, Stockholder proposals for the 2020 Annual Meeting of Stockholders must be received by the Company on or before December 28, 2019, to be eligible for inclusion in the proxy statement and proxy card relating to the 2020 Annual Meeting of Stockholders, unless the Company determines to hold the meeting more than 30 days before or after the anniversary of the 2019 meeting. Under those circumstances, the Company will issue a public announcement as soon as it determines the meeting date and stockholder proposals will need to be submitted a reasonable time before the Company expects to print the proxy. Any such proposals should be sent via registered, certified or express mail to: Corporate Secretary, SEACOR Marine Holdings Inc., 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

As a separate and distinct matter from proposals under Rule 14a-8, in accordance with Article I, Section 3 of the By-Laws of the Company, in order for business to be properly brought before the next annual meeting by a stockholder, such stockholder must deliver to the Company timely notice thereof. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Corporate Secretary at the principal executive offices of the Company, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if a stockholder holds shares through a broker and resides at an address at which two or more stockholders reside, that stockholder will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to the Secretary at the Company’s principal executive offices. The Company will deliver, promptly upon written or oral request to the Secretary, a separate copy of the 2018 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

For the Board of Directors,

Andrew H. Everett II

Senior Vice President

General Counsel and Secretary

IMPORTANT VOTING INFORMATION

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on ratification of the selection of Grant Thornton LLP as auditors for 2019), unless you provide specific instructions by completing and returning the Voting Instruction Form. For your vote to be counted, you now must communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting.

Your Participation in Voting the Shares You Own is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card or Voting Instruction Form to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our Company’s future.

More Information is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact our Investor Relations Department at InvestorRelations@seacormarine.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 11, 2019

This Proxy Statement and the 2018 Annual Report are available at

https://ir.seacormarine.com/proxy-information

ANNEX A PROPOSED WRITTEN CONSENT AMENDMENT

The full text of the Proposed Written Consent Amendment will read as follows:

FIFTH:    Any action required or permitted to be taken by the holders of the shares of Common Stock may be taken without a meeting if, but only if, a consent or consents in writing, setting forth the action so taken, are signed by the holders of not less than a majority (or such greater amount as may then be required by applicable law) in voting power of the outstanding shares of Common Stock entitled to vote thereon.

A-1

ANNEX B PROPOSED APPROVAL AMENDMENT

The full text of the Proposed Approval Amendment will read as follows:

SIXTH:    In addition to any affirmative vote required by law or this Third Amended and Restated Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be required by law), the affirmative vote of the holders of not less than a majority in voting power of the outstanding shares of the Common Stock entitled to vote thereon, shall be required for the approval or authorization of (i) any merger, consolidation or similar business combination transaction involving the Company, pursuant to which the Company is not the surviving or resulting corporation and/or the shares of Common Stock are exchanged for or changed into other securities, cash or other property, or any combination thereof, (ii) the adoption of any plan or proposal for the liquidation, dissolution, winding up or reorganization of the Company, and (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole).

B-1

ANNUAL MEETING OF STOCKHOLDERS OF

# SEACOR MARINE

June 11, 2019

**GO GREEN**

20730030030000000000 6 061119

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Charles Fabrikant
- ○ John Gellert
- ○ Andrew R. Morse
- ○ R. Christopher Regan
- ○ Robert D. Abendschein
- ○ Julie Persily
- ○ Alfredo Miguel Bejos

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SEACOR MARINE JUNE 11, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2019: The Notice of Meeting, Proxy Statement, Form of Proxy Card and Annual Report are available at https://ir.seacormarine.com/proxy-information Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730030030000000000 6 061119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. ELECTION OF DIRECTORS NOMINEES: FOR ALL NOMINEES O O Charles Gellert Fabrikant O John R WITHHOLD AUTHORITY Andrew . Morse FOR ALL NOMINEES O R. Christopher Regan O Robert D. Abendschein (See FOR ALL instructions EXCEPT below) O Julie Persily O Alfredo Miguel Bejos INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above may not the . Please be box submitted at note right and that via this method. 2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO REDUCE THE SHARE OWNERSHIP REQUIRED FOR STOCKHOLDERS TO ACT BY WRITTEN CONSENT 3. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO REDUCE THE SHARE OWNERSHIP REQUIRED FOR STOCKHOLDERS TO APPROVE A MERGER OR CERTAIN OTHER EXTRAORDINARY TRANSACTIONS 4. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019 The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting. This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting. Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. Only holders of record of SEACOR Marine common stock at the close of business on April 18, 2019 will be entitled to notice of and to vote at the Annual Meeting. Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Annual Meeting, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

ANNUAL MEETING OF STOCKHOLDERS OF

# SEACOR MARINE

June 11, 2019

## PROXY VOTING INSTRUCTIONS

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

20730030030000000000 6 061119

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Charles Fabrikant
- ○ John Gellert
- ○ Andrew R. Morse
- ○ R. Christopher Regan
- ○ Robert D. Abendschein
- ○ Julie Persily
- ○ Alfredo Miguel Bejos

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF PROXY VOTING INSTRUCTIONS SEACOR MARINE JUNE 11, 2019 instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the Annual Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2019: The Notice of Meeting, Proxy Statement, Form of Proxy Card and Annual Report are available at https://ir.seacormarine.com/proxy-information Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730030030000000000 6 061119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. ELECTION OF DIRECTORS NOMINEES: FOR ALL NOMINEES O Charles Fabrikant O John Gellert R. WITHHOLD AUTHORITY O Andrew Morse FOR ALL NOMINEES O R. Christopher Regan FOR ALL EXCEPT O O Robert D. Abendschein (See instructions below) Alfredo Julie Persily Miguel Bejos O INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. 2. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO REDUCE THE SHARE OWNERSHIP REQUIRED FOR STOCKHOLDERS TO ACT BY WRITTEN CONSENT 3. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO REDUCE THE SHARE OWNERSHIP REQUIRED FOR STOCKHOLDERS TO APPROVE A MERGER OR CERTAIN OTHER EXTRAORDINARY TRANSACTIONS 4. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019 The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting. This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting. Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. Only holders of record of SEACOR Marine common stock at the close of business on April 18, 2019 will be entitled to notice of and to vote at the Annual Meeting. Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Annual Meeting, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

Proxy for Annual Meeting of Stockholders To be held atth 450 Park Avenue, 26 Floor New York, NY 10022 on June 11, 2019 at 9:00 a.m. Eastern Time SEACOR MARINE The undersigned hereby appoints and constitutes Messrs. John Gellert, Jesus Llorca and Andrew H. Everett II, and each of them, proxies with full power of substitution to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of SEACOR Marine Holdings Inc. (“SEACOR Marine”) to be held on June 11, 2019, and at any adjournments or postponements thereof (the “Annual Meeting”), as follows: THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR MARINE. IMPORTANT—This proxy must be signed and dated on the reverse side. 1.1 14475